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Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

        Amendment No. 1 (this "Amendment"), dated as of November 7, 2007, among WILLIS NORTH AMERICA INC., (the "Borrower"), WILLIS GROUP HOLDINGS LIMITED, (the "Parent") and BANC OF AMERICA SECURITIES LIMITED, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), which Amendment amends that certain Credit Agreement, dated as of October 17, 2005, (the "Credit Agreement"), among the Borrower, the Parent, the Administrative Agent, and the Lenders and other parties thereto. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

        WHEREAS, the Borrower, the Lenders and the Administrative Agent are currently party to the Credit Agreement; and

        WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders agree to amend provisions of the Credit Agreement set forth below.

        NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

  Section 1.    Amendment to Section 6.06

        The Credit Agreement is, effective as of the Amendment Effective Date (hereinafter defined) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended by deleting Section 6.06 (Leverage Ratio) in its entirety and inserting in lieu thereof the following:

  Leverage Ratio.  The Parent will not permit the Leverage Ratio as of the end of any fiscal quarter to exceed 3.0 to 1.0.

  Section 2.    Conditions Precedent to the Effectiveness of this Amendment

        This Amendment shall become effective as of the date hereof when each of the following conditions precedent shall have been satisfied (the "Amendment Effective Date") or duly waived by the Administrative Agent or the Lenders:

        (a)   Certain Documents.    The Administrative Agent shall have received each of the following, each dated the Amendment Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent:

          (i)    this Amendment, duly executed by the Borrower, the Guarantors and the Administrative Agent; and

          (ii)   consents in the form attached hereto as Exhibit A from Lenders constituting the Required Lenders.

        (b)   Certain Payments.    The Administrative Agent shall have received each of the following:

          (i)    the Amendment Fee (as defined below); and

          (ii)   all other amounts due and payable under the Credit Agreement on or prior to the Amendment Effective Date, including, to the extent invoiced, all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent).

        (c)   Representations and Warranties.    The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment; and

        (d)   No Default or Event of Default.    After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

  Section 3.    Representations and Warranties

        On and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

        (a)   this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor; and this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with their terms;

        (b)   the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties are or shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment; and

        (c)   no Default or Event of Default shall have occurred and be continuing.

  Section 4.    Amendment Fee

        In consideration of the agreements of the Lenders contained in this Amendment, the Parent and the Borrower jointly agree to pay to the Administrative Agent, for the account of each Lender that delivers an executed consent prior to 4:00 p.m., New York City time, on November 7, 2007, an amendment fee (the "Amendment Fee") in an amount separately disclosed or agreed in writing.

  Section 5.    Reference to the Effect on the Credit Agreement

        (a)   As of the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document.

        (b)   Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed.

        (c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent under the Credit Agreement, nor constitute a waiver or amendment of any other provision of the Credit Agreement or for any purpose except as expressly set forth herein.

  Section 6.    Execution in Counterparts

        This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all parties shall be lodged with the Borrower and the Administrative Agent.

  Section 7.    Governing Law

        This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

  Section 8.    Section Titles

        The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection hereof immediately followed by a reference in parenthesis to the title of the Section containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not the entire Section; provided, however, that in the case of direct conflict between the reference to the title and the reference to the number of such Section, the reference to the title shall govern absent manifest error. If any reference to the number of a Section (but not to any clause, sub-clause or subsection thereof) is followed immediately by a reference in parenthesis to the title of a Section, the title reference shall govern in case of direct conflict absent manifest error.

  Section 9.    Notices

        All communications and notices hereunder shall be given in accordance with the Credit Agreement.

  Section 10.    Successors

        This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

  Section 11.    Consent of Guarantors

        Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

  Section 12.    Waiver of Jury Trial

        EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

WILLIS NORTH AMERICA INC., as Borrower
By:	Name: Title:
WILLIS GROUP HOLDINGS LIMITED, as Parent
By:	Name: Patrick C. Regan Title: Chief Financial Officer
TA I LIMITED, TA II LIMITED, TA III LIMITED, TRINITY ACQUISITION LIMITED, TA IV LIMITED, AND WILLIS GROUP LIMITED each as a Guarantor
By:	Name: Patrick C. Regan Title: Chief Financial Officer
BANC OF AMERICA SECURITIES LIMITED,
By:	Name: Title:

EXHIBIT A

LENDER CONSENT
TO
AMENDMENT NO. 1

        The undersigned is a Lender party to the Credit Agreement, dated as of October 17, 2005 (the "Credit Agreement"), among WILLIS NORTH AMERICA INC., (the "Borrower"), WILLIS GROUP HOLDINGS LIMITED, (the "Parent"), BANC OF AMERICA SECURITIES LIMITED, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), the Lenders and other parties thereto. Unless otherwise specified herein, all capitalized terms used in this Lender Consent shall have the meaning ascribed to such terms in the Amendment (as defined below) or the Credit Agreement, as the context requires.

        The undersigned hereby: (i) consents, pursuant to and in accordance with Section 9.02 (Waivers; Amendments.) of the Credit Agreement, to amendments and other terms of Amendment No. 1 to the Credit Agreement (the "Amendment") and (ii) acknowledges and agrees (a) to be bound by the terms of the Amendment, (b) that the terms of the Amendment shall not affect the undersigned's obligations and liabilities as a Lender under the Loan Documents (other than as expressly described in such Amendment) and (c) that all of such obligations and liabilities remain in full force and effect and are hereby reaffirmed.

        Delivery of this consent by telecopy or e-mail shall be as effective as delivery of a manually executed counterpart of this consent.

        The terms of this Lender Consent shall be binding upon, and shall inure to the benefit of, the parties to the Loan Documents (including, without limitation, the Borrower) and their respective successors and assigns.

        This consent shall be governed by and construed in accordance with the law of the State of New York.

        Dated as of November     , 2007.

[Name of Lender]
By:	Name: Title:

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  Exhibit 10.1
AMENDMENT NO. 1
EXHIBIT A
LENDER CONSENT TO AMENDMENT NO. 1